SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16 UNDER

THE SECURITIES EXCHANGE ACT OF 1934

October 11, 2016

Commission File No.: 333-213328

Anheuser-Busch InBev SA/NV

(Translation of registrant’s name into English)

Belgium

(Jurisdiction of Incorporation )

Rue Royale, 4th Floor

1000 Brussels, Belgium

(Address of principal executive offices )

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:

Form 20-F	✓	Form 40-F

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1):

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7):

EXPLANATORY NOTE

This Form 6-K is furnished by Anheuser-Busch InBev SA/NV, a Belgian public limited company (société anonyme/naamloze vennootschap) registered with the Belgian Crossroads Bank of Enterprises under the number 0649.641.563 RPM/RPR (Brussels) (“New ABI”), to the U.S. Securities and Exchange Commission (the “SEC”) using the EDGAR format type 8-K12B as notice that New ABI is the successor issuer to Anheuser-Busch InBev SA/NV, a Belgian public limited company (société anonyme/naamloze vennootschap) registered with the Belgian Crossroads Bank of Enterprises under the number 0417.497.106 RPM/RPR (Brussels) (“Former ABI”), under Rule 12g-3(a) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the ordinary shares of New ABI are deemed registered under Section 12(b) of the Exchange Act. Consequently, future filings with the SEC will be made by New ABI (and no longer by Former ABI or Newbelco).

Effective on October 10, 2016, in connection with Former ABI’s business combination with SABMiller plc (the “Transaction”), Former ABI merged with and into New ABI, formerly known as Newbelco SA/NV (“Newbelco”), through a merger by absorption of Former ABI under the Belgian Law of 7 May 1999, setting out the Companies Code (the “Belgian Merger”). Pursuant to the Belgian Merger, (i) Former ABI shareholders received one New ABI ordinary share without nominal value for each Former ABI ordinary share without nominal value held at the record date for the Belgian Merger and (ii) upon the exchange of Former ABI ordinary shares for New ABI ordinary shares, the American Depositary Shares each representing one Former ABI ordinary share each instead represented on New ABI ordinary share each, thereby becoming American Depositary Shares of New ABI. Following the Belgian Merger, the separate corporate existence of Former ABI ceased, and New ABI continued as the sole surviving company under the name “Anheuser-Busch InBev SA/NV.”

The issuance of the New ABI ordinary shares was registered under the Securities Act of 1933, as amended pursuant to a registration statement on Form F-4 (File No. 333-213328), filed by Newbelco and declared effective by the SEC on August 30, 2016 (the “Registration Statement”). The foregoing is only a summary of the Belgian Merger, which is itself a part of the wider Transaction, and is qualified in its entirety by reference to the description of the Transaction in the Registration Statement and incorporated by reference herein.

The American Depositary Shares of New ABI represented by American Depositary Receipts are listed on the New York Stock Exchange under the symbol “BUD,” the same symbol under which the American Depositary Receipts of Former ABI traded prior to the completion of the Transaction.

The description of the New ABI ordinary shares and New ABI American Depositary Receipts contained in “Description of Newbelco Ordinary Shares and Newbelco ADSs” of the Registration Statement is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANHEUSER-BUSCH INBEV SA/NV
(Registrant)

Dated: October 11, 2016	By:	/s/ Benoit Loore
		Name:	Benoit Loore
		Title:	VP Corporate Governance